UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811- 21132

Investment Portfolio
(Exact name of registrant as specified in charter)

The Eaton Vance Building, 255 State Street, Boston, Massachusetts			02109
(Address of principal executive offices)			(Zip code)

Alan R. Dynner The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(617) 482-8260

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2005

Item 1. Reports to Stockholders

Investment Portfolio as of April 30, 2005

PORTFOLIO OF INVESTMENTS (Unaudited)

Mortgage Pass-Throughs - 103.3%
Security	Principal Amount (000's omitted)	Value
FHLMC:
3.21%, with maturity at 2025(1)	$1,708	$1,743,591
8.00%, with various maturities to 2025	2,404	2,483,668
9.25%, with maturity at 2017	547	577,936
		$4,805,195
FNMA:
3.157%, with maturity at 2018(1)	$312	$316,233
3.567%, with maturity at 2036(1)	1,869	1,899,916
4.15%, with maturity at 2036(1)	2,152	2,197,494
9.00%, with maturity at 2011	1,866	1,984,103
9.50%, with maturity at 2009	2,405	2,591,771
9.50%, with maturity at 2022	2,202	2,482,267
15.00%, with maturity at 2013	2,298	2,832,472
		$14,304,256
GNMA:
11.00%, with maturity at 2016	$220	$251,673
		$251,673
Collateralized Mortgage Obligations:
FHLMC, Series 1543, Class VN, 7.00%, due 2023	$2,150	$2,317,407
FHLMC, Series 1577, Class PH, 6.30%, due 2023	1,758	1,790,061
FHLMC, Series 1666, Class H, 6.25%, due 2023	1,867	1,921,465
FHLMC, Series 1671, Class HA, 4.01%, due 2024(2)	2,500	2,508,579
FHLMC, Series 1694, Class PQ, 6.50%, due 2023	851	869,990
FHLMC, Series 2791, Class FI, 3.30375%, due 2031(2)	2,765	2,769,200
FNMA, Series 1993-140, Class J, 6.65%, due 2013	2,000	2,075,138
FNMA, Series 1993-250, Class Z, 7.00%, due 2023	1,674	1,759,050
FNMA, Series G97-4, Class FA, 3.64375%, due 2027(2)	708	717,847
GNMA, Series 2002-5, Class FP, 3.52%, due 2032(2)	7,587	7,590,822
		$24,319,559
Total Mortgage Pass-Throughs (identified cost $44,069,366)		$43,680,683

Auction-Rate Securities - 2.3%(3)
Security	Shares	Value
Calamos Convertible Opportunities and Income Fund	40	$1,000,000
Total Auction-Rate Securities (identified cost $1,000,000)		$1,000,000
Commercial Paper - 11.4%
Security	Principal Amount (000's omitted)	Value
Broadhollow Funding, LLC, 3.10%, 5/2/05	$1,900	$1,899,834
Asset One Securitization, LLC, 2.93%, 5/6/05	400	399,838
Bavaria TRR Corp., 2.85%, 5/3/05	470	469,926
Hilton Managers Acceptance Corp., 2.94%, 5/3/05	550	549,910
Main Street Warehouse, LLC, 3.00%, 5/4/05	680	679,830
Orchid Funding Corp., 2.95%, 5/9/05	500	499,672
Total Fina Elf Capital, 2.83%, 5/2/05	312	311,976
Total Commercial Paper (at amortized cost, $4,810,986)		$4,810,986
Total Investments - 117.0% (identified cost $49,880,352)		$49,491,669
Other Assets, Less Liabilities - (17.0)%		$(7,199,871)
Net Assets - 100.0%		$42,291,798

FHLMC - Federal Home Loan Mortgage Corporation (Freddie Mac)

FNMA - Federal National Mortgage Association (Fannie Mae)

GNMA - Government National Mortgage Association (Ginnie Mae)

(1)  Adjustable rate mortgage.

(2)  Floating-rate security

(3)  Represents preferred shares of a closed-end management investment company. Dividend rates reset every seven days.

See notes to financial statements

Investment Portfolio as of April 30, 2005

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of April 30, 2005

Assets
Investments, at value (identified cost, $49,880,352)	$49,491,669
Cash	49,740
Receivable for investments sold	32,424
Interest receivable	192,638
Total assets	$49,766,471
Liabilities
Payable for investments purchased	$7,452,553
Payable to affiliate for Trustees' fees	488
Accrued expenses	21,632
Total liabilities	$7,474,673
Net Assets applicable to investors' interest in Portfolio	$42,291,798
Sources of Net Assets
Net proceeds from capital contributions and withdrawals	$42,680,481
Net unrealized depreciation (computed on the basis of identified cost)	(388,683)
Total	$42,291,798

Statement of Operations

Six Months Ended
April 30, 2005

Investment Income
Interest	$765,238
Dividends	18,612
Total investment income	$783,850
Expenses
Investment adviser fee	$115,829
Trustees' fees and expenses	2,945
Custodian fee	23,830
Legal and accounting services	7,989
Miscellaneous	2,869
Total expenses	$153,462
Deduct - Reduction of custodian fee	$305
Total expense reductions	$305
Net expenses	$153,157
Net investment income	$630,693
Realized and Unrealized Gain (Loss)
Net realized gain (loss) - Investment transactions (identified cost basis)	$-
Net realized loss	$-
Change in unrealized appreciation (depreciation) - Investments (identified cost basis)	$(205,686)
Net change in unrealized appreciation (depreciation)	$(205,686)
Net realized and unrealized loss	$(205,686)
Net increase in net assets from operations	$425,007

See notes to financial statements

Investment Portfolio as of April 30, 2005

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2005 (Unaudited)	Period Ended October 31, 2004(1)	Year Ended December 31, 2003
From operations - Net investment income	$630,693	$819,651	$671,832
Net realized loss from investment transactions	-	(70,967)	(26,460)
Net change in unrealized appreciation (depreciation) from investments	(205,686)	(45,773)	(137,263)
Net increase in net assets from operations	$425,007	$702,911	$508,109
Capital transactions - Contributions	$18,032,958	$75,179,725	$244,906,169
Withdrawals	(34,510,728)	(89,695,225)	(198,315,283)
Net increase (decrease) in net assets from capital transactions	$(16,477,770)	$(14,515,500)	$46,590,886
Net increase (decrease) in net assets	$(16,052,763)	$(13,812,589)	$47,098,995
Net Assets
At beginning of period	$58,344,561	$72,157,150	$25,058,155
At end of period	$42,291,798	$58,344,561	$72,157,150

(1)  For the ten months ended October 31, 2004.

See notes to financial statements

Investment Portfolio as of April 30, 2005

FINANCIAL STATEMENTS CONT'D

Supplementary Data

	Six Months Ended April 30, 2005		Period Ended		Year Ended December 31,
	(Unaudited)		October 31, 2004(1)		2003	2002(2)
Ratios/Supplemental Data†
Ratios (As a percentage of average daily net assets):
Net expenses	0.67	%(3)	0.62	%(3)	0.59%	0.50	%(3)
Net expenses after custodian fee reduction	0.66	%(3)	0.62	%(3)	0.59%	0.50	%(3)
Net investment income	2.73	%(3)	1.51	%(3)	0.92%	0.84	%(3)
Portfolio Turnover	35%		92%		43%	0%
Total Return	0.95%		1.29%		0.74%	0.23%
Net assets, end of period (000's omitted)	$42,292		$58,345		$72,157	$25,058

†  The operating expenses of the Portolio reflect an allocation of expenses to the Investment Adviser. Had such action not been taken, the ratios would have been as follows:

Ratios (As a percentage of average daily net assets):
Expenses	1.07	%(3)
Expenses after custodian fee reduction	1.07	%(3)
Net investment income	0.27	%(3)

(1)  For the ten-month period ended October 31, 2004.

(2)  For the period from the start of business, September 30, 2002, to December 31, 2002.

(3)  Annualized.

See notes to financial statements

Investment Portfolio as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  Significant Accounting Policies

Investment Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Portfolio was organized as a trust under the laws of the State of New York on June 18, 2002. The Portfolio seeks total return by investing in a broad range of fixed income securities, including U.S. Government obligations, corporate bonds, preferred stocks, asset-backed securities and money market instruments. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2005, the Eaton Vance Low Duration Fund held an approximate 99.8% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation - Debt securities (including collateralized mortgage obligations and certain mortgage backed securities ("MBS")) normally are valued by an independent pricing service. The pricing services consider various factors relating to bonds or loans and/or market transactions to determine market value. Most seasoned MBS are valued by the investment adviser's matrix pricing system. The matrix pricing system also considers various factors relating to bonds and market transactions to determine market value. Short-term obligations and money market securities maturing in 60 days or less are valued at amortized cost which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

B  Income - Interest income is determined on the basis of interest accrued adjusted for amortization of premium or accretion of discount.

C  Income Taxes - The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

D  Use of Estimates - The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

E  Indemnifications - Under the Portfolio's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Interestholders in the Portfolio are jointly and severally liable for the liabilities and obligations of the Portfolio in the event that the Portfolio fails to satisfy such liabilities and obligations; provided, however, that, to the extent assets are available in the Portfolio, the Portfolio may, under certain circumstances, indemnify interestholders from and against any claim or liability to which such holder may become subject by reason of being or having been an interestholder in the Portfolio. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

F  Expense Reduction - Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the six months ended April 30, 2005, $305 in credit balances were used to reduce the Portfolio's custodian fee.

G  Other - Investment transactions are accounted for on a trade date basis. Realized gains and losses are computed based on the specific identification of securities sold.

H  Interim Financial Statements - The interim financial statements relating to April 30, 2005 and for the six months then ended have not been audited by an Independent Registered Public Accounting Firm, but in the opinion of the Portfolio's management reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

Investment Portfolio as of April 30, 2005

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT'D

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. The fee is computed at the monthly rate of 0.0417% (0.50% per annum) of the Portfolio's average daily net assets. For the six months ended April 30, 2005, the fee was equivalent to 0.50% (annualized) of the Portfolio's average net assets for such period and amounted to $115,829. Except as to Trustees of the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2005, no significant amounts have been deferred.

Certain officers and Trustees of the Portfolio are officers of the above organizations.

3  Investment Transactions

Purchases and sales of investments, other than short-term obligations and including paydowns on mortgage backed securities in Investment Portfolio, aggregated $21,727,528 and $12,819,228, respectively.

4  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)

The cost and unrealized appreciation (depreciation) in value of the investments owned at April 30, 2005, as computed on a federal income tax basis, were as follows:

Aggregate cost	$49,880,352
Gross unrealized appreciation	$37,638
Gross unrealized depreciation	(426,321)
Net unrealized depreciation	$(388,683)

5  Line of Credit

The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short term cash requirements. Interest is charged to each participating portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2005.

6  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and financial futures contracts, and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At April 30, 2005, there were no outstanding obligations under these financial instruments.

7  Fiscal Year End Change

Effective October 15, 2004, the Portfolio changed its fiscal year end to October 31, 2004.

8  Interestholder Meeting

The Portfolio held a Special Meeting of Interestholders on April 29, 2005 to elect Trustees. The results of the vote were as follows:

	Interest in the Portfolio
Nominee for Trustee	Affirmative	Withhold
Benjamin C. Esty	99%	1%
James B. Hawkes	99%	1%
Samuel L. Hayes, III	99%	1%
William H. Park	99%	1%
Ronald A. Pearlman	99%	1%
Norton H. Reamer	99%	1%
Lynn A. Stout	99%	1%
Ralph F. Verni	99%	1%

Results are rounded to the nearest whole number.

Investment Portfolio

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

The investment advisory agreement between Investment Portfolio and its investment adviser, Boston Management and Research, provides that the advisory agreement will continue in effect from year to year so long as its continuance is approved at least annually (i) by a vote of a majority of the noninterested Trustees of the Portfolio cast in person at a meeting called for the purpose of voting on such approval and (ii) by the Trustees of the Portfolio or by vote of a majority of the outstanding interests of the Portfolio.

Investment Portfolio is one of five underlying funds (each a "Portfolio") in which Eaton Vance Low Duration Income Fund (the "Fund") may invest. Boston Management and Research serves as investment adviser to each Portfolio. Eaton Vance Management ("Eaton Vance") serves as the investment adviser to the Fund. Each of the Fund and the Portfolios has entered into an investment advisory agreement with its investment adviser.

In considering the annual approval of the investment advisory agreements, the Special Committee of the Board of Trustees considered information that had been provided throughout the year at regular Board meetings, as well as information furnished for a series of meetings held in February and March in preparation for a Board meeting held on March 21, 2005 to specifically consider the renewal of the investment advisory agreements. Such information included, among other things, the following:

•  An independent report comparing the advisory fees of each Portfolio and the Fund with those of comparable funds;

•  An independent report comparing the expense ratio of the Fund to those of comparable funds;

•  Information regarding Fund investment performance in comparison to relevant peer groups of funds and appropriate indices;

•  The economic outlook and the general investment outlook in relevant investment markets;

•  Eaton Vance's results and financial condition and the overall organization of the investment adviser;

•  The procedures and processes used to determine the fair value of Fund assets including in particular the valuation of senior loan portfolios and actions taken to monitor and test the effectiveness of such procedures and processes;

•  Eaton Vance's management of the relationship with the custodian, subcustodians and fund accountants;

•  The resources devoted to compliance efforts undertaken by Eaton Vance on behalf of the funds it manages and the record of compliance with the investment policies and restrictions and with policies on personal securities transactions;

•  The quality, nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance and its affiliates; and

•  The terms of the advisory agreements and the reasonableness and appropriateness of the particular fee paid by each Portfolio and the Fund for the services described therein.

The Special Committee also considered each investment adviser's portfolio management capabilities, including information relating to the education, experience, and number of investment professionals and other personnel who provide services under the investment advisory agreements. The Special Committee noted the benefits of the investment adviser's extensive in-house research capabilities and the other resources available to the investment adviser. The Special Committee also took into account the time and attention to be devoted by senior management to the Fund, each Portfolio and the other funds in the complex. The Special Committee evaluated the level of skill required to manage the Portfolios and concluded that the human resources available to each investment adviser were appropriate to fulfill its duties on behalf of the applicable Portfolio.

In its review of comparative information with respect to Fund investment performance the Special Committee concluded that the Fund has performed within a range that the Special Committee deemed competitive. With respect to its review of investment advisory fees, the Special Committee concluded that the fees paid by each Portfolio and the Fund are within the range of those paid by comparable funds within the mutual fund industry. In reviewing the information regarding the expense ratio of the Fund, the Special Committee concluded that, in light of the size of the Fund and taking into consideration the voluntary elimination of the administration fee paid by the Fund to Eaton Vance prior to March 15, 2004, the Fund's expense ratio is reasonable.

In addition to the factors mentioned above, the Special Committee reviewed the level of each investment adviser's profits in providing investment management services for the Portfolios and for all Eaton Vance funds as a group. In addition, the Special Committee considered the fiduciary duty assumed by the investment adviser in connection with the services rendered to the Fund and Portfolios and the business reputation of the investment adviser and its financial resources. The Trustees concluded that in light of the services rendered, the profits realized by the investment adviser are not unreasonable.

Investment Portfolio

BOARD OF TRUSTEES' ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT'D

The Special Committee did not consider any single factor as controlling in determining whether or not to renew the investment advisory agreements. Nor are the items described herein all the matters considered by the Special Committee. In assessing the information provided by Eaton Vance and its affiliates, the Special Committee also took into consideration the benefits to shareholders of investing in a fund that is a part of a large family of funds which provides a large variety of shareholder services.

Based on its consideration of the foregoing factors and conclusions, and such other factors and conclusions as it deemed relevant, and assisted by independent counsel, the Special Committee concluded that the renewal of the investment advisory agreements, including the fee structures, is in the interests of shareholders.

INVESTMENT MANAGEMENT

Investment Portfolio

Officers
Mark S. Venezia
President
Christine Johnston
Vice President and Co-Portfolio Manager
Susan Schiff
Vice President and Co-Portfolio Manager
Barbara E. Campbell
Treasurer
Alan R. Dynner
Secretary
Paul M. O'Neil
Chief Compliance Officer	Trustees Benjamin C. Esty James B. Hawkes Samuel L. Hayes, III William H. Park Ronald A. Pearlman Norton H. Reamer Lynn A. Stout Ralph F. Verni

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer.  The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, Samuel L. Hayes, III and Norton H. Reamer, each an independent trustee, as its audit committee financial experts.  Mr. Park is a certified public accountant who is the President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm).  Previously, he served as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).  Mr. Hayes is the Jacob H. Schiff Professor of Investment Banking Emeritus of the Harvard University Graduate School of Business Administration.  Mr. Reamer is the President, Chief Executive Officer and a Director of Asset Management Finance Corp. (a specialty finance company serving the investment management industry) and is President of Unicorn Corporation (an investment and financial advisory services company).  Formerly, Mr. Reamer was Chairman of Hellman, Jordan Management Co., Inc. (an investment management company) and Advisory Director of Berkshire Capital Corporation (an investment banking firm), Chairman of the Board of UAM and Chairman, President and Director of the UAM Funds (mutual funds).

Item 4. Principal Accountant Fees and Services

Not required in this filing

Item 5.  Audit Committee of Listed registrants

Not required in this filing.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not required in this filing.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not required in this filing.

Item 9. Submission of Matters to a Vote of Security Holders.

Effective February 7, 2005, the Governance Committee of the Board of Trustees revised the procedures by which a Fund’s shareholders may recommend nominees to the registrant’s Board of Trustees to add the following (highlighted):

 The Governance Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder of a Fund if such recommendation contains  (i)sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner (and in any event no later than the date specified for receipt of shareholder proposals in any applicable proxy statement with respect to a Fund).  Shareholders shall be directed to address any such recommendations in writing to the attention of the Governance Committee, c/o the Secretary of the Fund. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations

Item 10. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Investment Portfolio

By:	/s/Mark S. Venezia
Mark S. Venezia
President

Date:	June 21, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	June 21, 2005

By:	/s/Mark S. Venezia
Mark S. Venezia
President

Date:	June 21, 2005